                                                                EXHIBIT 10 (mmm)

[LOGO OF FLEET CREDIT CORPORATION]

                                           Secured Promissory Note No. 23459-105


Secured Party: Fleet Credit             Debtor:   MERCURY PRINTING COMPANY, INC.
               Corporation                     ---------------------------------

               111 Westminster Street   Address:  2929 Convair Road

               Providence, Rhode                --------------------------------

               Island 02903                       Memphis, TN 38132
                                        ----------------------------------------
                                        Telephone:(  ) _________________________


1. Secured Party and Debtor have entered into a Master Security Agreement dated as of May 5, 1994, (the "Security Agreement"). To secure payment of the indebtedness set forth below, including the Principal Amount set forth below, and the performance of all obligations contained herein, Debtor hereby grants to Secured Party, its successors and assigns, a security interest in the property set forth in Schedule A hereto, together with all attachments, accessories, additions and accessions thereto, whether now existing or hereafter acquired, all replacements and substitutions therefor, and all proceeds thereof (all hereinafter referred to collectively as the "Equipment").

2.  Principal Amount. The original Principal Amount of this Note is:
$2,050,000.00.
- -------------
3.   a. Term. The Term of this Note is 84 months commencing on the Term
                                       --
Commencement Date as set forth in the Acceptance Certificate of this Note plus any partial period between the Acceptance Date of the Equipment as set forth in the Acceptance Certificate and the Term Commencement Date.

     b. Payments. Debtor hereby promises to pay the Principal Amount to Secured Party and Interest thereon as follows:

     (1) Interest only on the Term Commencement Date in an amount equal to $427.08 multiplied by the number of days between the Acceptance Date up to and
- -------
including the Term Commencement Date.

     (2)  Thereafter each Installment Payment shall be paid in 84
                                                               --
month/consecutive installments and shall be equal to the "Base Payment" (as hereinafter defined) as adjusted by the "Payment Adjustment" (as hereinafter defined). The Base Payment for each month shall be $31,443.47. The Payment
                                                   ----------
Adjustment for any given month shall be an amount equal to the product obtained from the following calculation:

                                              Difference between the
        Unpaid Principal          X           "Base Prime Rate" and
           Balance                                "Prime Rate"
                                            ---------------------------
                                                       12

The Base Prime Rate is 6.75% per annum and for the purpose of the foregoing
                      -------
calculation and the "Prime Rate" shall mean the rate of interest designated by Fleet National Bank from time to time as being its prime rate of interest in effect on the 15th day of the month preceding the month to which such Payment Adjustment applies. If the Prime Rate is lower than Base Prime Rate, then the Payment Adjustment shall be a deduction from the Base Payment. If the Prime Rate is higher than Base Prime Rate, the Payment Adjustment shall be added to the Base Payment.

The first Installment Payment shall be payable on the 5th day of June, 1994,
                                                     -----       ------------
with each of the remaining Installment Payments due on the same day of each month/quarter thereafter until fully paid, provided that the final installment shall be in the amount of the unpaid balance hereof, together with any accrued interest and late charges.

   In the event that the Payments set forth in any Acceptance Certificate hereto differ from those set forth in this Section 3(b), the Payments shall be as set forth in the Acceptance Certificate.

     c.  Debtor agrees to pay Secured Party, in advance, the first only
                                                                   ----
Installment Payments.

     d. Secured Party acknowledges receipt from Debtor of a payment in the amount of $ n/a to be held by Secured Party as a deposit to secure Debtor's
            ---
performance hereunder .

   4. The Equipment will be located at the locations specified in Schedule A hereto.

   5.  The Installment Payments may change for Equipment accepted after May 16,
                                                                        -------
1994.
- ----

   6. This Note is secured by the Equipment, as set forth in Schedule A hereto and as further defined in the Security Agreement, the terms and conditions of which are incorporated herein by reference. This Note is one of the "Notes" referred to in the Security Agreement.

Dated as of  May 5, 1994       1994
           ------------------,   ---      By execution hereof, the signer
                                          certifies that he has read,
                                          accepted and duly executed this
                                          Note to the Master Security
                                          Agreement on behalf of Debtor.

SECURED PARTY:  FLEET CREDIT CORPORATION  DEBTOR: MERCURY PRINTING COMPANY, INC.
                                                 -------------------------------

By:  /s/Louis M. Serruolo                 By:     /s/MARK C. POPE
   ----------------------------------        -----------------------------------

Title:                   DM               Title:  VICE PRESIDENT
      -------------------------------           --------------------------------

Floating Rate Note

[LOGO OF FLEET CREDIT CORPORATION]

                                                       Master Security Agreement

                                                            No.  23459
                                                               -----------------

SECURED PARTY: FLEET CREDIT CORPORATION      DEBTOR:    MERCURY PRINTING COMPANY, INC.
               a Rhode Island Corporation           ------------------------------------------
   Address:    111 Westminster Street               a   Tennessee CorporatioSn   ("Debtor")
               Providence, Rhode                     --------------------------
               02903 Island                  Address:   2929 Conair Road
               Telephone (401) 278-6911              ----------------------------------------
                                                        Memphis, TN 38132
                                                     ----------------------------------------

     1. GRANT OF SECURITY INTEREST

     For valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Debtor, Debtor hereby grants to Secured Party a continuing general lien and security interest in the items of equipment set forth from time to time in each Secured Promissory Note issued pursuant to this Master Security Agreement (individually a "Note" and collectively the "Notes") including, without limitation, all accessories, additions, accessions, alterations, attachments, parts, and repairs now or hereafter affixed thereto or used in connection therewith and substitutions and replacements thereof or of any part thereof (collectively, the "Equipment") and all proceeds of the foregoing including, without limitation, the proceeds of any insurance payable to Debtor or Secured Party with respect to the foregoing; and any cash or cash equivalent deposits made by Debtor to Secured Party from time to time to secure Debtor's obligations under any Note or other agreement with Secured Party (a "Security Deposit"). Notwithstanding anything to the contrary, expressed or implied, in this Agreement, the terms and conditions of this Agreement shall be construed and interpreted as to each Note hereunder as if a separate, but identical, security agreement had been executed with regard to the Equipment set forth in such Note, and, unless otherwise agreed in writing, the Equipment set forth in such Note shall serve as collateral security for Debtor's obligations under that Note only.

     The security interest granted herein shall attach to each item of Equipment at the earlier of (i) Debtor's execution and delivery of the Note and Acceptance Certificate with respect to such item which shall occur upon Debtor's acceptance of such item pursuant to the terms of any purchase order or agreement with the vendor of such item; or (ii) the time that Secured Party advances any funds to or on behalf of Debtor in complete or partial payment for such Equipment.

     2. TERM AND PAYMENTS

     The term of each Note with respect to each item of Equipment shall commence on the date of the Note Acceptance Certificate with respect to such item and shall continue for the number of months, and proration thereof, specified in the applicable Note. Installment payments shall be in the amounts and shall be due and payable as set forth in the applicable Note. If any amount payable hereunder shall not be paid when due, Debtor shall pay as an administrative and late charge and amount equal to 5% of the amount of any such overdue payment. In addition, Debtor shall pay interest on such delinquent payment from 30 days after the due date until paid at the rate of 1 1/2% per month or the maximum amount permitted by law whichever is lower. All payments to be made to Secured Party shall be made to Secured Party at the address shown above, or at such other place as Secured Party shall specify in writing.

     3. INSPECTION; PERSONAL PROPERTY

     Secured Party may enter the premises where the Equipment is located during business hours for the purpose of inspecting the Equipment. The Equipment shall always remain personal property even though the Equipment may hereafter become attached or affixed to real property. Debtor agrees to give and record such notices and to take such other action at its own expense as may be necessary to prevent any third party (other than an assignee of Secured Party) from acquiring or having the right under any circumstances to acquire any interest in the Equipment. In the event such third party does acquire or have the right to acquire any interest in the Equipment, Debtor shall remove such third party's interest within 30 days of its being asserted.

     4. DISCLAIMER OF WARRANTIES

     SECURED PARTY IS NOT THE MANUFACTURER OR SUPPLIER OF THE EQUIPMENT, NOR THE AGENT THEREOF, AND MAKES NO EXPRESS OR IMPLIED WARRANTIES AS TO ANY MATTER WHATSOEVER, INCLUDING, WITHOUT LIMITATION, THE MERCHANTABILITY OF THE EQUIPMENT, ITS FITNESS FOR A PARTICULAR PURPOSE, ITS DESIGN OR CONDITION, ITS CAPACITY OR DURABILITY, THE QUALITY OF THE MATERIAL OR WORKMANSHIP OR CONFORMITY OF THE EQUIPMENT TO THE PROVISIONS AND SPECIFICATIONS OF ANY PURCHASE ORDER RELATING THERETO, OR PATENT INFRINGEMENTS, AND HEREBY DISCLAIMS ANY SUCH WARRANTY. SECURED PARTY IS NOT RESPONSIBLE FOR ANY REPAIRS OR SERVICE TO THE EQUIPMENT, DEFECTS THEREIN OR FAILURES IN THE OPERATION THEREOF. Debtor has made the selection of each TO THE EQUIPMENT, DEFECTS THEREIN OR FAILURES IN THE OPERATION THEREOF. Debtor has made the selection of each item of Equipment and the manufacturer and/or supplier thereof based on its own judgment and expressly disclaims any reliance upon any statements or representations made by Secured Party.

- --------------------------------------------------------------------------------

     This Master Security Agreement consists of nineteen sections, including the terms and provisions contained on the reverse side hereof, and the terms and provisions of any Note, Note Acceptance Certificate, rider, exhibit, amendment or other document now or hereafter attached hereto and made a part hereof. THIS AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL
AGREEMENTS BETWEEN THE PARTIES. DEBTOR ACKNOWLEDGES AND CERTIFIES THAT NO SUCH ORAL AGREEMENTS EXIST. This Agreement may not be amended, nor may any rights hereunder be waived, except by an instrument in writing signed by the party charged with such amendment or waiver. The term "Debtor" as used herein shall mean and include any and all Debtors who sign hereunder, each of whom shall be jointly and severally bound hereby. This Agreement will not be binding on Secured Party until executed by Secured Party.


                                          By execution hereof, the signer
DATED AS OF:  May 5,              1994    certifies that he or she has read,
            --------------------,   --    and duly executed this Master
                                          Security Agreement on behalf of
                                          Debtor.

SECURED PARTY: FLEET CREDIT CORPORATION   DEBTOR: MERCURY PRINTING COMPANY, INC.

By:    /s/Louis M. Serruolo               By:   /s/Mark C. Pope
   -----------------------------------       -----------------------------------
Title:           DM                       Title:   Vice President
      --------------------------------          --------------------------------

Master Security Agreement

     5. REPRESENTATIONS AND WARRANTIES

     Debtor represents and warrants to Secured Party as of the date hereof and as of the date of each Note hereunder that:

     (a) Debtor is a business organization as set forth in the first paragraph hereof duly organized and in good standing under the laws of its state of organization, is duly qualified and in good standing wherever necessary to carry on its business as now being conducted and to own its properties, including the Equipment, and has full power to carry on its business as now being conducted;
(b) Debtor has full power and authority to execute, deliver and perform this Agreement and each Note, and this Agreement has been and each Note will be duly authorized by all necessary and proper action on the part of the Debtor. No consent or approval of stockholders or of any public authority is required in connection with the execution, delivery or performance by Debtor of this Agreement or any Note. The execution, delivery or performance by Debtor of this Agreement and each Note will not violate any provision of law, or any judgment or decree applicable to Debtor and will not conflict with or result in a breach of or create a default under any corporate charter or by-laws or partnership agreement or certificate or any agreement, bond, note or indenture to which it is a party or by which it is bound; (c) This Agreement has been and each Note will be duly executed and delivered, and constitute the valid and legally binding obligations of Debtor, enforceable in accordance with their respective terms; (d) Debtor has good title to, and is the lawful owner of the Equipment, and the Equipment is and shall continue to be free from all adverse claims, liens, encumbrances, charges or security interests whatsoever, except for the lien and security interest granted by this Agreement; (e) The provisions of this Agreement will create a valid and perfected security interest in the Equipment as set forth in each Note, enforceable in accordance with the terms hereof, subject to no prior or equal lien, charge, encumbrance or security interest, upon the filing of appropriate Uniform Commercial Code financing statements or equivalent security or lien instruments with respect to their Equipment which shall be timely delivered to Secured Party for filing at the appropriate offices; (f) The Equipment will be used solely in the conduct of Debtor's business and will remain in the location shown on the applicable Note unless Secured Party and Debtor otherwise agree in writing and Debtor has completed all notifications, filings, recordings, and other actions in such new location as Secured Party may reasonably request to protect Secured Party's interest in the Equipment; (g) There are no material adverse changes in the financial condition or operation of Debtor since the date of its financial statements provided to Secured Party nor any pending or threatened actions or proceedings before any court or administrative agency which materially adversely affect Debtor's financial condition or operations and all information so provided is, and all information hereafter furnished will be, true and correct in all material respects; (h) Debtor has not and is not now engaged in, and shall not, during any time that any of Debtor's obligations hereunder are outstanding, engage in any conduct or activity, including but not necessarily limited to, a pattern of racketeering activity, that would subject any of Debtor's assets to forfeiture.

     6. INDEMNITY

     Debtor assumes the risk of liability for, and hereby agrees to indemnify and hold safe and harmless, and convenants to defend, Secured Party, its employees, servants and agents from and against; (a) any and all liabilities, losses, damages, claims and expenses (including legal expenses of every kind and nature) arising out of the manufacturing, purchase, shipment and delivery to Debtor, acceptance or rejection, ownership, titling, registration, leasing, possession, operations, use, return or other disposition of the Equipment, including, without limitation, any of such as may arise from patent or latent defects in the Equipment (whether or not discoverable by Debtor), any claims based on absolute tort liability or warranty and any claims based on patent, trademark or copyright infringement; (b) any and all loss or damage to the Equipment, normal wear and tear excepted; and (c) any obligation or liability of the manufacturer and any supplier of the Equipment arising under the purchase orders of Debtor.

     The covenants and indemnities contained in this Section and Section 7 shall survive the termination of this Agreement or any Note hereunder.

     7. TAXES AND OTHER CHANGES

     Debtor agrees to comply with all laws, regulations and governmental orders related to this Agreement and to the Equipment and its use or possession and to pay when due, and to defend and indemnify Secured Party against liability for all license fees, assessments and sales, use, property, excise, privilege and other taxes (including any related or interest or penalties) or other charges or fees now or hereafter imposed by any governmental body or agency upon any Equipment, or with respect to the manufacturing, ordering, shipment, purchase, ownership, delivery, installation, leasing, operation, possession, use, return, or other disposition thereof or the installment payments hereunder. Any fees, taxes or other lawful charges paid by Secured Party upon failure of Debtor to make such payments shall at Secured Party's option become immediately due from Debtor to Secured Party.

     8. EVENTS OF DEFAULT

     The occurrence of any of the following events (each an "Event of Default") shall constitute a default hereunder and under each Note: (a) Debtor shall fail to pay any principal of or interest on any Note, or to pay any other sum secured hereby, when the same becomes due and payable, whether at maturity or by declaration or otherwise; or (b) Debtor shall fail to observe or perform any other covenant or agreement contained herein or in any Note and such failure shall remain unremedied for a period of 10 days after written notice thereof shall have been given to Debtor by Secured Party or the holder or assignee of such Note; or Debtor shall default in the payment of any indebtedness to Secured Party or any parent, affiliate or subsidiary of Secured Party under any note, security agreement, equipment lease, title retention or conditional sales agreement or any other instrument or agreement evidencing such indebtedness with Secured Party or any parent, affiliate or subsidiary of Secured Party, or Debtor shall default in the performance of, or compliance with, any term contained in any agreement or instrument evidencing or relating to such indebtedness, if the effect of such default is to cause or permit such indebtedness to become due prior to its stated maturity, or if any such indebtedness is not paid at maturity; or (c) any statement, representation, or warranty made herein by Debtor or in any certificate, agreement, statement or document heretofore or hereafter furnished by or on behalf of Debtor shall be false or incorrect in any material respect; or (d) death or judicial declaration of incompetence of Debtor, if an individual; the commencement of any bankruptcy, insolvency, arrangement, reorganization, receivership, liquidation or other similar proceeding by or against Debtor or any of its properties or business, or the appointment of a trustee, receiver, liquidator or custodian for Debtor or any of its properties or business, or if Debtor suffers the entry of an order for relief under Title 11 of the United States Code, or the making by Debtor of a general assignment or deed of trust for the benefit or creditors; or (e) the Equipment shall be abused, substantially damaged or destroyed or Secured Party shall reasonably deem the Equipment unsafe or at risk; or (f) Debtor shall default in meeting any of its trade, tax or other obligations as they mature, except to the extent Debtor contests such obligations in good faith and has established adequate reserves therefor; or (g) the Debtor shall terminate its existence by merger, consolidation, sale of substantially all of its assets or otherwise; or (h) Secured Party shall determine, in its sole discretion and in good faith, that Debtor's ability to make any payment hereunder or under any Note promptly when due or otherwise comply with the terms of this Agreement or any Note or any other agreement between Secured Party and Debtor is impaired; or
(i) any event or condition set forth in subsections (b), (c), (d), (e), (f), (g) or (h) of this Section 8 shall occur with respect to any guarantor or other person responsible, in whole or in part, for payment or performance of this Agreement or any Note.

     Debtor shall promptly notify Secured Party or any holder(s) or assignee(s) of all Notes of the occurrence of any Event of Default or the occurrence or existence of any event or condition which, upon the giving of notice, lapse of time, or both may become an Event of Default.

     9. REMEDIES

     Upon the occurrence of any Event of Default, Secured Party may, at its sole option and discretion, to the extent permitted by applicable law, exercise one or more of the following remedies with respect to any or all of the Equipment subject to any Note in default: (a) cause Debtor to, upon written demand of Secured Party and at Debtor's expense, promptly return such Equipment to such location as Secured Party may designate in accordance with the terms of Section 18, or Secured Party, at its option, may enter upon premises where the Equipment is located and take immediate possession of and remove the same by summary proceedings or otherwise all without liability to Secured Party for or by reason of damage to property or such entry or taking possession; (b) sell any or all the Equipment at public or private sale otherwise dispose of, hold, use, operate, lease to others or keep idle the Equipment, all as Secured Party in its sole discretion may determine and all free and clear of any rights of Debtor;
(c) remedy such default, including making repairs or modifications to the Equipment, for the account of and the expense of Debtor and Debtor agrees to reimburse Secured Party for all of Secured Party's costs and expenses; (d) declare by written notice any or all Notes and other obligations of Debtor immediately due and payable and recover from Debtor the outstanding principal balance of such Note or Notes, plus any accrued interest and late charges, and the applicable prepayment premium calculated as of the date of default as set forth in Section 12 hereof; (e) apply any Security Deposit or other cash collateral or sale or remarketing proceeds of the Equipment at any time as it sees fit to reduce any amounts due to Secured Party and; (f) exercise any other right or remedy which may be available to it under applicable law and the Uniform Commercial Code or proceed by appropriate court action to enforce the terms hereof or to recover damages for the breach hereof, including reasonable attorneys' fees and court costs. In addition to the foregoing, Debtor shall continue to be liable for all indemnities under this Agreement and each Note and for all legal fees and other costs and expenses resulting from any Event of Default or the exercise of Secured Party's remedies.

     No remedy referred to in this Section 9 is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to above or otherwise available to Secured Party at law or in equity. The exercise or beginning of exercise by Secured Party of any one or more of such remedies shall not preclude the simultaneous or later exercise by Secured Party of any or all such other remedies and all remedies hereunder shall survive termination of this Agreement and any Note.

     At the sale of the Equipment pursuant to this Section 9, Secured Party may bid for and purchase the Equipment. Notice required, if any, of any sale or other disposition hereunder by Secured Party shall be satisfied by the mailing of such notice to Debtor at least seven (7) days prior to the sale or other disposition. In the event Secured Party takes possession of the Equipment, Secured Party shall give Debtor credit for any sums actually received by Secured Party from the disposition of the Equipment after deductions of expenses of disposition. A termination shall occur only upon written notice by Secured Party and only with respect to such Equipment as Secured Party shall specify in such notice. Termination under this Section 9 shall not affect Debtor's duty to perform Debtor's obligations hereunder to Secured Party on demand for any and all costs and expenses incurred by Secured Party in enforcing its rights hereunder following the occurrence of an Event of Default, including, without limitation, reasonable attorneys' fees, and the costs of foreclosing, repossession, storage, insuring, leasing, selling and disposing of any and all Equipment.

     10. ADDITIONAL SECURITY

     In order more fully to secure its payments and all other obligations to Secured Party hereunder with respect to each Note, Debtor hereby grants to Secured Party a security interest in any Security Deposit of Debtor to Secured Party under Section 3(d) of any Note hereto. Such Security Deposit shall not bear interest, may be commingled with other funds of Secured Party and shall be immediately restored by Debtor if applied under Section 9(e). Upon expiration of the term of the Note to which any Security Deposit relates and satisfaction of all of Debtor's obligations under such Note, the Security Deposit shall be returned to Debtor.

     11. NOTICES

     Any notices and demands required or permitted to be given under this Agreement shall be given in writing and by regular mail and shall become effective when deposited in the United States mail with postage prepaid to Secured Party, to the attention of Customer Accounts, and to Debtor at the addresses herein above set forth, or to such other address as the party to receive notice hereafter designates by such written notice.

     12. TERMINATION AND PREPAYMENT

     No Note may be prepaid voluntarily or involuntarily, except in its entirety. An involuntary termination shall occur if any item of Equipment shall become lost, stolen, destroyed, damaged beyond repair or rendered permanently unfit for use for any reason, or in the event of any condemnation, confiscation, theft or seizure or requisition of title or use of such item, in which event Debtor shall promptly pay to Secured Party an amount equal to the outstanding principal balance of the Note with respect to such Equipment plus any accrued interest and late charges.

     Any prepayment resulting from voluntary prepayment, prepayment upon default, or any other cause other than involuntary termination, shall be in an amount equal to the outstanding principal on the date of such prepayment, together with a premium, calculated as of the date of voluntary prepayment on the date of default, as applicable, equal to 5% during the first year of such term, 4% during the second year, 3% during the third year, 2% during the fourth year, 1% during the fifth year and 0% thereafter, and any then existing late charges and accrued interest. The principal balance at any time outstanding on a fixed rate note shall be calculated in accordance with the "Rule of 78's".

     13. INSURANCE

     Debtor shall obtain and maintain at its own expense for the entire term of this Agreement Comprehensive General Liability and Property Damage Insurance including products, completed operations and contractual liability and All Risk Physical Damage Insurance including earthquake and flood, in such amounts and form and with such insurers as shall be satisfactory to Secured Party, provided, however, that the amount of insurance on any item of Equipment shall not be less than the greater of (I) the full replacement value of such item of Equipment or (ii) the aggregate unpaid principal amount of the Note with respect to such item of Equipment.

     Each insurance policy or certificate shall name Debtor as the insured and Secured Party as loss payee and as an additional named insured as its interest may appear, and shall provide that Secured Party shall receive 30 days prior written notice of any termination, cancellation, or material change of the terms of such insurance and shall provide that the coverage afforded to Secured Party shall not be rescinded, impaired or invalidated by any act or neglect of Debtor. Debtor shall furnish to Secured Party a certificate of insurance or other evidence that such insurance coverage is in effect, provided however that Secured Party shall be under no duty either to ascertain the existence of or to examine such insurance policy or certificate or to advise Debtor in the event such insurance coverage shall not comply with the requirements hereof. Secured Party may, at its option, apply any insurance monies received under such policies to the cost of repairs to the Equipment and/or payment of any of the indebtedness of Debtor secured hereby, in any order Secured Party may determine whether or not due, and shall remit any surplus to Debtor.

     In addition to the foregoing minimum insurance coverage, Debtor shall procure and maintain such other insurance coverages as Secured Party may require from time to time during the term of this Agreement. In case of failure of Debtor to procure or maintain insurance, Secured Party may at its option obtain such insurance, the cost of which will be paid by the Debtor as additional indebtedness. Debtor hereby irrevocably appoints Secured Party as Debtor's attorney-in-fact to file, settle or adjust, and receive payment of claims under any such insurance policy and to endorse Debtor's name on any checks, drafts or other instruments in payment of such claim.

     14. LIMITATION OF LIABILITY

     Secured Party shall have no liability in connection with or arising out of the possession, furnishing, performance, ownership or use of the Equipment or any special, indirect, incidental or consequential damages of any character, including, without limitation, loss of use of production facilities or equipment, loss of profits, property damage or lost production, whether suffered by Debtor or any third party.

     15. FURTHER ASSURANCES

     Debtor shall promptly execute and deliver to Secured Party such further documents and take such further action as Secured Party may require in order to more effectively carry out the intent and purpose of this Agreement and each Note. Debtor shall provide to Secured Party within 120 days after the close of each of Debtor's fiscal years, and, upon Secured Party's request, within 45 days of the end of each quarter of Debtor's fiscal year, a copy of its financial statements prepared in accordance with generally accepted accounting principles. Debtor shall execute and deliver to Secured Party upon Secured Party's request such instruments and assurances as Secured Party deems necessary for the confirmation, preservation or perfection of this Agreement and each Note and Secured Party's security interest and rights thereunder, including, without limitation, such corporate resolutions and opinions of counsel as Secured Party may request from time to time, and all schedules, forms and other reports as may be required to satisfy obligations imposed by taxing authorities. In furtherance thereof, Secured Party may file or record this Agreement or a memorandum or a photocopy hereof or a Note (which for the purposes hereof shall be effective as a financing statement) so as to give notice to third parties, and Debtor hereby appoints Secured Party as its attorney-in-fact to execute, sign, file and record UCC financing statements and other third parties, and Debtor hereby appoints Secured Party as its attorney-in-fact to execute, sign, file and record UCC financing statements and other lien recordation documents with respect to the Equipment where Debtor falls or refuses to do so after Secured Party's written request, and Debtor agrees to pay all stamp fees or taxes arising from any such filings.

     16. ASSIGNMENT

     This Agreement and any Note and all rights of Secured Party hereunder shall be assignable by Secured Party absolutely or as security, without notice to Debtor, subject to the rights of Debtor hereunder. Any such assignment shall not relieve Secured Party of its obligations hereunder unless specifically assumed rights of set-off or counterclaim against any assignee to which Secured Party shall have assigned its rights and interests hereunder, and not to hold or attempt to hold such assignee liable for any of Secured Party's obligations hereunder.

     DEBTOR SHALL NOT LIEN, ENCUMBER, ASSIGN OR DISPOSE OF ANY OF ITS RIGHTS OR INTEREST IN THE EQUIPMENT OR ITS RIGHTS OR OBLIGATIONS UNDER THIS AGREEMENT OR ANY NOTE OR ENTER INTO ANY LEASE WITH RESPECT TO ANY OF THE EQUIPMENT WITHOUT THE EXPRESS PRIOR WRITTEN CONSENT OF SECURED PARTY.

     17. DEBTOR'S OBLIGATIONS UNCONDITIONAL

     Debtor hereby agrees that it shall not be entitled to any abatement of installment payment or of any other amounts payable hereunder or under any Note by Debtor and that its obligation to pay all amounts owing hereunder or under any Note shall be absolute and unconditional under all circumstances, including, without limitation, the following circumstances: (i) set-off, counterclaim, recoupment, defense or other right which Debtor may have against Secured Party, any seller or manufacturer of any Equipment or anyone else for any reason whatsoever; (ii) the existence of any liens, encumbrances or rights of others whatsoever with respect to any Equipment; or (iii) any other event or circumstance whatsoever. Each payment made by Debtor hereunder and under each Note shall be final and Debtor will not seek to recover all or any part of such payment from Secured Party for any reason whatsoever.

     18. DELIVERY OF EQUIPMENT

     Upon demand of Secured Party as provided in Section 9, Debtor, at its own expense, shall immediately deliver the Equipment described in any Note in the same condition as when delivered to Debtor, ordinary wear and tear excepted, to such location as Secured Party shall designate. The Equipment shall be delivered to Secured party free and clear of all liens, encumbrances and rights of others. The risk of loss of the Equipment shall remain with Debtor until the Equipment is accepted by Secured Party or such other entity to whom the Equipment is delivered, and Debtor shall maintain insurance on the Equipment in accor dance with Section 13 until such acceptance occurs.

     19. ENFORCEABILITY AND GOVERNING LAW

     Any provision of this Agreement or any Note which is unenforceable in any jurisdiction, shall be ineffective to the extent of such unenforceability without invalidating the remaining provisions hereof, and any such unenforceability in any jurisdiction shall not render unenforceable such provisions in any other jurisdiction. To the extent permitted by applicable law Debtor hereby waives any provisions of law which render any provision hereof unenforceable in any respect. Any waiver of the terms hereof shall be effective only in the specific instance and for the specific purpose given. Time is of the essence. The captions in this Agreement are for convenience only and shall not define or limit any of the terms hereof.

     THIS AGREEMENT AND EACH NOTE SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF RHODE ISLAND. DEBTOR HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF RHODE ISLAND AND THE FEDERAL DISTRICT COURT FOR THE DISTRICT OF RHODE ISLAND FOR THE PURPOSES OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF ITS OBLIGATIONS HEREUNDER OR UNDER THE NOTES, AND EXPRESSLY WAIVES ANY OBJECTIONS THAT IT MAY HAVE TO THE VENUE OF SUCH COURTS. DEBTOR HEREBY EXPRESSLY WAIVES TRAIL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS AGREEMENT OR ANY NOTE. Any action by Debtor against Secured Party for any cause of action under this Agreement or any Note shall be brought within one year after any such cause of action first occurs.